Exhibit 99.1
Lucid Announces Third Quarter 2025 Financial Results
Financial Highlights
•Produced 3,891 vehicles in Q3, up 116% compared to Q3 2024, with more than 1,000 additional vehicles built for Saudi Arabia for final assembly
•Delivered 4,078 vehicles in Q3; up 47% compared to Q3 2024
•Q3 revenue of $336.6 million; up 68% compared to Q3 2024
•Subsequent to quarter end, the Public Investment Fund (“PIF”) and Lucid agreed to increase the delayed draw term loan credit facility (the “DDTL”) from $750 million to approximately $2.0 billion. Lucid’s total liquidity at quarter end would have been approximately $5.5 billion, giving effect to this DDTL increase, up from actual total liquidity of $4.2 billion. The DDTL facility remains undrawn.
Operational Highlights
•Announced a strategic collaboration with NVIDIA to co-develop next-generation Level 4 autonomous driving technology, positioning Lucid at the forefront of intelligent, software-defined vehicle development and one of the first to offer Level 4 autonomous driving capabilities to consumers.
•Delivered the first Lucid vehicles into the robotaxi engineering fleet for further development by Nuro, marking a key milestone in the Uber robotaxi partnership; announced initial rollout in San Francisco in 2026.
•Completed Uber’s $300 million strategic investment in Lucid, strengthening alignment around shared goals in premium electric and autonomous transportation.
•Announced key organizational changes designed to accelerate growth, streamline decision-making, enhance accountability, and strengthen global expansion.
NEWARK, Calif. — November 5, 2025 — Lucid Group, Inc. (NASDAQ: LCID), maker of the world’s most advanced electric vehicles, today announced financial results for its third quarter ended September 30, 2025. The earnings presentation is available on its investor relations website (https://ir.lucidmotors.com).
Lucid reported third quarter revenue of $336.6 million on deliveries of 4,078 vehicles. Subsequent to quarter end, PIF and Lucid agreed to increase the DDTL from $750 million to approximately $2.0 billion. Lucid’s total liquidity at quarter end would have been approximately $5.5 billion, giving effect to this DDTL increase, up from actual total liquidity of $4.2 billion. The DDTL facility remains undrawn. The company is committed to maintaining a healthy liquidity position and will continue to evaluate all financing and liquidity options, including in the public markets, when the appropriate conditions materialize.
“We maintained strong operational momentum this quarter, delivering solid results in both production and customer deliveries,” said Marc Winterhoff, Interim CEO at Lucid. “Our team remains intensely focused on ramping up production and addressing the significant supply chain disruptions impacting the entire industry. At the same time, we continue to advance our position in autonomy and intelligent mobility, from our robotaxi partnership to our new collaboration with NVIDIA, positioning Lucid to be among the first to bring Level 4 autonomous driving to privately owned passenger vehicles. And as we work toward key milestones in the coming quarters, today’s organizational changes will accelerate innovation, empower decisive action, and ensure Lucid is best positioned for global expansion.”
“We maintained disciplined execution this quarter while navigating a complex operating environment,” said Taoufiq Boussaid, CFO at Lucid. “We remain sharply focused on cost management, with our solid liquidity position, supported by the additional liquidity from the PIF, underpinning both our short-term execution and our mid-term strategy. We’re delivering against our plan today with financial discipline, while expanding our technology and platform to unlock new opportunities for value creation.”
Lucid will host a conference call for analysts and investors at 2:30 P.M. PT / 5:30 P.M. ET on November 5, 2025. The live webcast of the conference call will be available on the Investor Relations website at ir.lucidmotors.com. Following the completion of the call, a replay will be available on the same website. Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About Lucid Group
Lucid (NASDAQ: LCID) is a Silicon Valley-based technology company focused on creating the most advanced EVs in the world. The award-winning Lucid Air and Lucid Gravity SUV deliver best-in-class performance, sophisticated design, expansive interior space and unrivaled energy efficiency. Lucid assembles both vehicles in its state-of-the-art, vertically integrated factories in Arizona and Saudi Arabia. Through its industry-leading technology and innovations, Lucid is advancing the state-of-the-art of EV technology for the benefit of all.
Investor Relations Contact
investor@lucidmotors.com
Media Contact
media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.
Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “scheduled” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding results of operations, financial outlook and condition, guidance, liquidity, capital expenditures, prospects, growth, production volumes, strategies, management, and the markets in which Lucid operates, including expectations of financial and operational metrics, projections of market opportunity, market share and product sales, plans and expectations related to commercial product launches and future programs, initiatives and products, including the Midsize program, plans and expectations on vehicle production and delivery timing and volumes, expectations regarding market opportunities and demand for Lucid’s products, the range, features, specifications, performance, production and delivery of Lucid’s vehicles and potential impact on markets, plans and expectations regarding further monetization opportunities, plans and expectations regarding Lucid’s software, technology features and capabilities, including with respect to battery and powertrain systems, plans and expectations regarding Lucid’s systems approach to the design of the vehicles, estimate of Lucid’s technology lead over competitors, estimate of the length of time Lucid’s existing cash, cash equivalents and investments will be sufficient to fund planned operations, plans and expectations regarding Lucid’s liquidity runway, future capital raises and funding strategy, plans and expectations regarding future manufacturing capabilities and facilities, logistics and supply chain, studio and service center openings, sales channels and strategies, test drive, ability to mitigate supply chain and logistics risks, plans and expectations regarding expansion and construction of Lucid’s AMP-1 and AMP-2 manufacturing facilities and capabilities, including potential benefits, ability to vertically integrate production processes, future sales channels and strategies, future market launches and international expansion, Lucid’s ability to grow its brand awareness, plans and expectations regarding management transitions, the potential success of Lucid’s direct-to-consumer sales strategy and future vehicle programs, potential automotive and strategic partnerships and their anticipated benefits, plans and expectations regarding Lucid’s ADAS/AD roadmap and robotaxi program, expectations on the technology licensing landscape, expectations on the regulatory and political environment, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, economic, market, financial, political, regulatory and legal conditions, including uncertainties and changes of policies, imposition or proposed imposition of tariffs, export controls and threat of a trade war, the risk of a global economic recession or other downturn, bank closures and liquidity concerns at financial institutions, and global or regional conflicts or other geopolitical events; risks related to changes in overall demand for Lucid’s products and services and cancellation of orders for Lucid’s vehicles; risks related to prices and availability of commodities and materials, including rare earth minerals and semiconductors and its related products, Lucid’s supply chain, logistics, inventory management and quality control, and Lucid’s ability to complete the tooling of its manufacturing facilities over time and scale production of Lucid’s vehicles; risks related to the uncertainty of Lucid’s projected financial and operational information; risks related to the timing of expected business milestones and commercial product launches; risks related to the construction and expansion of Lucid’s manufacturing facilities and the increase of Lucid’s production capacity; Lucid’s ability to manage expenses and control costs; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s business; changes in regulatory requirements, policies, and governmental incentives; changes in fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers, including its ability to realize the anticipated benefits of its transactions with Aston Martin, Uber, Nuro and NVIDIA; risks related to potential vehicle recalls; Lucid’s ability to establish and expand its brand, and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its executive team; Lucid’s ongoing need to attract, retain, and motivate key employees, including engineering and management employees, as Lucid has undertaken multiple significant management changes in the past, including its CEO; risks related to Lucid’s outstanding redeemable convertible preferred stock; availability, reduction or elimination of, and Lucid’s ability to obtain and effectively utilize, zero emission vehicle credits, tax incentives, and other governmental and regulatory programs and incentives; Lucid’s ability to conduct equity, equity-linked or debt financings in the future; Lucid’s ability to pay interest and principal on its indebtedness; future changes to vehicle specifications which may impact performance, features, pricing and other expectations; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed under the cautionary language and the Risk Factors in Lucid’s Annual Report on Form 10-K for the year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures and Key Business Metrics
Condensed consolidated financial information has been presented in accordance with US GAAP (“GAAP”) as well as on a non-GAAP basis to supplement our condensed consolidated financial results. Lucid’s non-GAAP financial measures include Adjusted EBITDA, adjusted net loss attributable to common stockholders (diluted), adjusted net loss per share attributable to common stockholders (diluted), and free cash flow, which are discussed below.
Adjusted EBITDA is defined as net loss attributable to common stockholders (basic) before (1) interest expense, (2) interest income, (3) provision for (benefit from) income taxes, (4) depreciation and amortization, (5) stock-based compensation, (6) restructuring charges, (7) change in fair value of common stock warrant liability, (8) change in fair value of equity securities of a related party, (9) change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party), (10) accretion of redeemable convertible preferred stock (related party), and (11) gain on extinguishment of debt. Lucid believes that Adjusted EBITDA provides useful information to Lucid’s management and investors about Lucid’s financial performance.
Adjusted net loss attributable to common stockholders (diluted) is defined as net loss attributable to common stockholders (diluted) excluding (1) stock-based compensation, (2) restructuring charges, (3) change in fair value of common stock warrant liability, (4) change in fair value of equity securities of a related party, (5) change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party), and (6) accretion of redeemable convertible preferred stock (related party).
Lucid defines and calculates adjusted net loss per share attributable to common stockholders (diluted) as adjusted net loss attributable to common stockholders (diluted) divided by weighted-average shares outstanding attributable to common stockholders (diluted).
Lucid believes that adjusted net loss attributable to common stockholders (diluted) and adjusted net loss per share attributable to common stockholders (diluted) financial measures provide investors with useful information to evaluate performance of its business excluding items not reflecting ongoing operating activities.
Free cash flow is defined as net cash used in operating activities less capital expenditures. Lucid believes that free cash flow provides useful information to Lucid’s management and investors about the amount of cash generated by the business after necessary capital expenditures.
These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to Lucid’s investors regarding measures of our financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP.
Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in Lucid’s industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Lucid’s non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share and per share data)

	September 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$1,635,120	$1,606,865
Short-term investments (including $50,000 and $15,000 associated with a related party as of September 30, 2025 and December 31, 2024, respectively)	701,906	2,424,103
Accounts receivable, net (including $83,616 and $57,909 from a related party as of September 30, 2025 and December 31, 2024, respectively)	137,642	112,025
Inventory	981,062	407,774
Prepaid expenses	58,135	52,951
Other current assets (including nil and $34,503 associated with a related party as of September 30, 2025 and December 31, 2024, respectively)	286,245	270,218
Total current assets	3,800,110	4,873,936
Property, plant and equipment, net	3,752,065	3,262,612
Right-of-use assets	227,995	211,886
Long-term investments (including nil and $20,000 associated with a related party as of September 30, 2025 and December 31, 2024, respectively)	656,249	1,012,223
Other noncurrent assets	355,199	249,443
Investments in equity securities of a related party	31,420	37,831
TOTAL ASSETS	$8,823,038	$9,647,931

LIABILITIES
Current liabilities:
Accounts payable	$393,029	$133,832
Finance lease liabilities, current portion	81,633	6,788
Other current liabilities (including $378,405 and $126,417 associated with related parties as of September 30, 2025 and December 31, 2024, respectively)	1,630,322	1,024,671
Total current liabilities	2,104,984	1,165,291
Finance lease liabilities, net of current portion	101,886	76,096
Long-term debt	2,040,363	2,002,151
Other long-term liabilities (including $123,043 and $121,136 associated with related parties as of September 30, 2025 and December 31, 2024, respectively)	572,091	592,314
Derivative liabilities associated with redeemable convertible preferred stock (related party)	282,625	639,425
Total liabilities	5,101,949	4,475,277

REDEEMABLE CONVERTIBLE PREFERRED STOCK
Preferred stock 10,000,000 shares authorized as of September 30, 2025 and December 31, 2024, Series A redeemable convertible preferred stock, par value $0.0001; 100,000 shares issued and outstanding as of September 30, 2025 and December 31, 2024; liquidation preference of $1,294,204 and $1,138,825 as of September 30, 2025 and December 31, 2024, respectively (related party)	1,109,905	730,025
Preferred stock 10,000,000 shares authorized as of September 30, 2025 and December 31, 2024, Series B redeemable convertible preferred stock, par value $0.0001; 75,000 shares issued and outstanding as of September 30, 2025 and December 31, 2024; liquidation preference of $909,131 and $800,442 as of September 30, 2025 and December 31, 2024, respectively (related party)	810,806	569,817
Total redeemable convertible preferred stock	1,920,711	1,299,842

STOCKHOLDERS’ EQUITY
Common stock, par value $0.0001; 1,500,000,000 shares authorized as of September 30, 2025 and December 31, 2024; 324,250,049 and 303,221,972 shares issued and 324,164,267 and 303,136,190 shares outstanding as of September 30, 2025 and December 31, 2024, respectively(1)	32	30
Additional paid-in capital	16,604,674	16,808,291
Treasury stock, at cost, 85,782 shares at September 30, 2025 and December 31, 2024(1)	(20,716)	(20,716)
Accumulated other comprehensive income (loss)	13,113	(2,099)
Accumulated deficit	(14,796,725)	(12,912,694)
Total stockholders’ equity	1,800,378	3,872,812
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$8,823,038	$9,647,931
(1) The number of shares of common stock and treasury stock have been adjusted for the prior period presented to reflect the one-for-ten (1:10) reverse stock split effected on August 29, 2025.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue (including $34,251 and $45,588 from a related party for the three months ended September 30, 2025 and 2024, and $69,594 and $133,424 for the nine months ended September 30, 2025 and 2024, respectively)	$336,580	$200,038	$831,060	$573,359

Costs and expenses
Cost of revenue	670,197	412,544	1,665,540	1,287,695
Research and development	325,305	324,371	850,390	896,168
Selling, general and administrative	283,097	233,585	752,129	657,062
Restructuring charges	—	76	—	20,304
Total cost and expenses	1,278,599	970,576	3,268,059	2,861,229

Loss from operations	(942,019)	(770,538)	(2,436,999)	(2,287,870)

Other income (expense), net
Change in fair value of common stock warrant liability	444	(13,748)	18,627	20,845
Change in fair value of equity securities of a related party	916	(8,836)	(8,589)	(38,159)
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(36,375)	(240,250)	356,800	(137,250)
Gain on extinguishment of debt	—	—	116,360	—
Interest income	34,643	50,017	131,170	155,201
Interest expense (including $6,260 and $1,893 to a related party for the three months ended September 30, 2025 and 2024, and $14,872 and $4,596 for the nine months ended September 30, 2025 and 2024, respectively)	(25,571)	(8,478)	(61,203)	(22,652)
Other expense, net	(10,829)	(155)	(4,292)	(6,229)
Total other income (expense), net	(36,772)	(221,450)	548,873	(28,244)
Loss before provision for (benefit from) income taxes	(978,791)	(991,988)	(1,888,126)	(2,316,114)
Provision for (benefit from) income taxes	(363)	487	(4,095)	610
Net loss	(978,428)	(992,475)	(1,884,031)	(2,316,724)
Accretion of redeemable convertible preferred stock (related party)	(56,121)	42,838	(620,869)	(107,924)
Net loss attributable to common stockholders, basic	(1,034,549)	(949,637)	(2,504,900)	(2,424,648)
Interest expense on 2026 Notes	—	—	4,283	—
Gain on extinguishment of debt	—	—	(116,360)	—
Net loss attributable to common stockholders, diluted	$(1,034,549)	$(949,637)	$(2,616,977)	$(2,424,648)

Weighted-average shares outstanding attributable to common stockholders(1)
Basic	312,166,297	232,397,154	307,177,163	231,224,933
Diluted	312,166,297	232,397,154	307,859,815	231,224,933

Net loss per share attributable to common stockholders(1)
Basic	$(3.31)	$(4.09)	$(8.15)	$(10.49)
Diluted	$(3.31)	$(4.09)	$(8.50)	$(10.49)

Other comprehensive income (loss)
Net unrealized gains on investments, net of tax	$684	$11,891	$4,529	$7,672
Foreign currency translation adjustments	(2,187)	5,182	10,683	392
Total other comprehensive income (loss)	(1,503)	17,073	15,212	8,064
Comprehensive loss	(979,931)	(975,402)	(1,868,819)	(2,308,660)
Accretion of redeemable convertible preferred stock (related party)	(56,121)	42,838	(620,869)	(107,924)
Comprehensive loss attributable to common stockholders	$(1,036,052)	$(932,564)	$(2,489,688)	$(2,416,584)
(1) The weighted-average shares outstanding attributable to common stockholders and net loss per share attributable to common stockholders have been adjusted for the prior periods presented to reflect the one-for-ten (1:10) reverse stock split effected on August 29, 2025.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cash flows from operating activities:
Net loss	$(978,428)	$(992,475)	$(1,884,031)	$(2,316,724)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	120,090	69,473	329,137	204,494
Amortization of insurance premium	9,536	8,645	27,021	25,959
Non-cash operating lease cost	12,928	7,861	32,686	22,997
Stock-based compensation	115,055	88,094	198,889	208,803
Inventory and firm purchase commitments write-downs	190,664	138,557	518,470	416,098
Change in fair value of common stock warrant liability	(444)	13,748	(18,627)	(20,845)
Change in fair value of equity securities of a related party	(916)	8,836	8,589	38,159
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	36,375	240,250	(356,800)	137,250
Net accretion of investment discounts/premiums	(2,616)	(15,272)	(21,678)	(59,580)
Gain on extinguishment of debt	—	—	(116,360)	—
Other non-cash items	719	(178)	10,019	4,766
Changes in operating assets and liabilities:
Accounts receivable (including $(20,108) and $6,962 from a related party for the three months ended September 30, 2025 and 2024, and $(25,707) and $(35,320) for the nine months ended September 30, 2025 and 2024, respectively)	(13,263)	3,011	(26,523)	(46,601)
Inventory	(446,557)	(137,982)	(1,032,600)	(221,392)
Prepaid expenses	(4,366)	782	(32,043)	(18,487)
Other assets	(76,962)	3,326	(132,786)	(42,376)
Accounts payable	185,815	39,383	244,328	42,564
Other liabilities	95,720	61,146	236,805	138,388
Net cash used in operating activities	(756,650)	(462,795)	(2,015,504)	(1,486,527)
Cash flows from investing activities:
Purchases of property, plant and equipment (including $(57,543) and $(22,611) from a related party for the three months ended September 30, 2025 and 2024, and $(125,211) and $(56,679) for the nine months ended September 30, 2025 and 2024, respectively)	(198,818)	(159,694)	(542,722)	(592,206)
Purchases of investments (including nil and $(15,000) from a related party for the three months ended September 30, 2025 and 2024, and $(30,000) and $(15,000) for the nine months ended September 30, 2025 and 2024, respectively)	—	(520,093)	(309,557)	(2,374,220)
Proceeds from maturities of investments (including $15,000 and nil from a related party for the three months ended September 30, 2025 and 2024, respectively, and $15,000 and nil for the nine months ended September 30, 2025 and 2024)	451,968	963,506	2,413,453	3,251,400
Proceeds from sale of investments	—	—	—	5,000
Other investing activities	1,968	—	1,968	—
Net cash provided by investing activities	255,118	283,719	1,563,142	289,974

LUCID GROUP, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - continued (Unaudited) (in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cash flows from financing activities:
Proceeds from issuance of Series A redeemable convertible preferred stock to a related party	—	—	—	1,000,000
Proceeds from issuance of Series B redeemable convertible preferred stock to a related party	—	750,000	—	750,000
Payments of issuance costs for Series A redeemable convertible preferred stock	—	—	—	(2,343)
Payments of issuance costs for Series B redeemable convertible preferred stock	—	(250)	—	(250)
Proceeds from issuance of common stock under 2025 Subscription Agreement	300,000	—	300,000	—
Payment of issuance costs for the 2025 Subscription Agreement	(278)	—	(278)	—
Proceeds from issuance of 2030 Notes	—	—	1,100,000	—
Payment of transaction costs for the issuance of 2030 Notes	(166)	—	(18,090)	—
Purchase of capped call options	—	—	(118,250)	—
Repurchase of 2026 Notes	—	—	(931,433)	—
Proceeds from borrowings from a related party	79,976	—	186,621	—
Repayment of borrowings to a related party	—	(21,590)	—	(25,856)
Proceeds from exercise of stock options	626	935	1,900	3,246
Proceeds from employee stock purchase plan	—	—	12,696	11,104
Tax withholding payments for net settlement of employee awards	(3,060)	(3,190)	(12,509)	(8,502)
Payment for finance lease liabilities	(1,046)	(703)	(2,422)	(2,632)
Payment for credit facility issuance costs (including nil and $(5,625) to related parties for the three months ended September 30, 2025 and 2024, and $(507) and $(5,625) for the nine months ended September 30, 2025 and 2024, respectively)	—	(6,058)	(507)	(6,058)
Net cash provided by financing activities	376,052	719,144	517,728	1,718,709
Net increase (decrease) in cash, cash equivalents, and restricted cash	(125,480)	540,068	65,366	522,156
Beginning cash, cash equivalents, and restricted cash	1,797,898	1,353,595	1,607,052	1,371,507
Ending cash, cash equivalents, and restricted cash	$1,672,418	$1,893,663	$1,672,418	$1,893,663

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
(in thousands, except share and per share data)
Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss attributable to common stockholders, basic (GAAP)	$(1,034,549)	$(949,637)	$(2,504,900)	$(2,424,648)
Interest expense	25,571	8,478	61,203	22,652
Interest income	(34,643)	(50,017)	(131,170)	(155,201)
Provision for (benefit from) income taxes	(363)	487	(4,095)	610
Depreciation and amortization	120,090	69,473	329,137	204,494
Stock-based compensation	115,055	88,094	198,889	210,283
Restructuring charges	—	76	—	20,304
Change in fair value of common stock warrant liability	(444)	13,748	(18,627)	(20,845)
Change in fair value of equity securities of a related party	(916)	8,836	8,589	38,159
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	36,375	240,250	(356,800)	137,250
Accretion of redeemable convertible preferred stock (related party)	56,121	(42,838)	620,869	107,924
Gain on extinguishment of debt	—	—	(116,360)	—
Adjusted EBITDA (non-GAAP)	$(717,703)	$(613,050)	$(1,913,265)	$(1,859,018)
Adjusted Net Loss Attributable to Common Stockholders

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss attributable to common stockholders, diluted (GAAP)	$(1,034,549)	$(949,637)	$(2,616,977)	$(2,424,648)
Stock-based compensation	115,055	88,094	198,889	210,283
Restructuring charges	—	76	—	20,304
Change in fair value of common stock warrant liability	(444)	13,748	(18,627)	(20,845)
Change in fair value of equity securities of a related party	(916)	8,836	8,589	38,159
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	36,375	240,250	(356,800)	137,250
Accretion of redeemable convertible preferred stock (related party)	56,121	(42,838)	620,869	107,924
Adjusted net loss attributable to common stockholders, diluted (non-GAAP)	$(828,358)	$(641,471)	$(2,164,057)	$(1,931,573)
Adjusted Net Loss Per Share Attributable to Common Stockholders(1)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss per share attributable to common stockholders, diluted (GAAP)	$(3.31)	$(4.09)	$(8.50)	$(10.49)
Stock-based compensation	0.37	0.38	0.65	0.91
Restructuring charges	—	—	—	0.09
Change in fair value of common stock warrant liability	—	0.06	(0.06)	(0.09)
Change in fair value of equity securities of a related party	—	0.04	0.03	0.17
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	0.11	1.03	(1.17)	0.59
Accretion of redeemable convertible preferred stock (related party)	0.18	(0.18)	2.02	0.47
Adjusted net loss per share attributable to common stockholders, diluted (non-GAAP)	$(2.65)	$(2.76)	$(7.03)	$(8.35)

Weighted-average shares outstanding attributable to common stockholders, diluted	312,166,297	232,397,154	307,859,815	231,224,933
(1) The weighted-average shares outstanding attributable to common stockholders, net loss per share attributable to common stockholders and adjusted net loss per share attributable to common stockholders have been adjusted for the prior periods presented to reflect the one-for-ten (1:10) reverse stock split effected on August 29, 2025.

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES - continued
(Unaudited)
(in thousands)

Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net cash used in operating activities (GAAP)	$(756,650)	$(462,795)	$(2,015,504)	$(1,486,527)
Capital expenditures	(198,818)	(159,694)	(542,722)	(592,206)
Free cash flow (non-GAAP)	$(955,468)	$(622,489)	$(2,558,226)	$(2,078,733)